VANGAURD EXPLORER(TM) FUND

Semiannual Report - April 30, 2001

STOCK

[PHOTO OF COMPASS/SHIP]

[THE VANGUARD GROUP(R) LOGO]

SOME LESSONS
FROM THE MARKETS

Although the past year has been a trying period for many investors, it reinforced some investment truths worth keeping in mind as you build and maintain your portfolio. These include:

     ** THINGS CHANGE. It's difficult--bordering on impossible--to consistently or precisely predict when the financial markets will turn up or down, when the economy will accelerate or slow, and which investments will lead or lag. Don't risk your hard-earned money by betting on such forecasts.

     ** DIVERSIFICATION MATTERS. If you build and maintain a portfolio that includes different asset classes--as well as types of securities within asset classes--you give yourself a valuable buffer against severe damage from any one market segment. True, your diversified portfolio will never top the short-term performance charts. But a balanced investment approach will help you to meet your financial goals without taking undue risks.

     ** PERSPECTIVE IS PARAMOUNT. Market declines are always painful. Yet they're inevitable if you seek the long-term rewards of investing. If you keep your focus on your long-term goals, you'll find periodic downturns much easier to endure, and you'll avoid making emotion-driven mistakes.

SUMMARY

* Vanguard Explorer Fund returned -4.2% during the six months ended April 30, 2001.

* The fund's broadly diversified portfolio proved more resilient than the holdings of its technology-heavy benchmark index and its average peer.

*    Broad equity market indexes marched downward.


CONTENTS

 1 Letter from the Chairman

 5 Report from the Advisers

 8 Fund Profile

 9 Glossary of Investment Terms

10 Performance Summary

11 Financial Statements

LETTER
  from the Chairman

Fellow Shareholder,

VANGUARD EXPLORER FUND returned -4.2% during the six months ended April 30, 2001--a disappointing absolute result, but a strong showing relative to the fund's average peer and the Russell 2000 Growth Index.
     The adjacent table presents the six-month total returns (capital change plus reinvested dividends) for our fund and its average competitor. We also present the returns of two unmanaged indexes: the Russell 2000 Growth Index--the benchmark we consider to be the "best fit" for our fund--and the Wilshire 5000 Total Market Index, a proxy for the entire U.S. stock market.

TOTAL RETURNS             Six Months Ended
                            April 30, 2001
------------------------------------------
Vanguard Explorer Fund               -4.2%
Average Small-Cap Growth Fund*      -17.7
Russell 2000 Growth Index           -17.3
Wilshire 5000 Index                 -13.1
------------------------------------------
*Derived from data provided by Lipper Inc.

     Our total return is based on a decrease in net asset value from $77.28 per share on October 31, 2000, to $59.34 per share on April 30, 2001. The fund's return reflects a dividend of $0.25 per share paid from net investment income and a distribution of $13.91 per share paid from net realized capital gains.

THE PERIOD IN REVIEW

U.S.  economic growth slackened  considerably  during the six months ended April
30. Signs of the slowdown were plentiful: Some high-profile companies--many of them technology firms--failed to meet market expectations for earnings. As stock prices fell, companies jammed the brakes on spending and announced tens of thousands of layoffs.

MARKET BAROMETER                                                   Total Returns
                                                    Periods Ended April 30, 2001

                                                    Six         One         Five
                                                 Months        Year       Years*
--------------------------------------------------------------------------------
STOCKS
S&P 500 Index (Large-caps)                       -12.1%      -13.0%        15.6%
Russell 2000 Index (Small-caps)                   -1.8        -2.9          8.3
Wilshire 5000 Index (Entire market)              -13.1       -14.1         13.6
MSCI EAFE Index (International)                   -7.9       -16.1          4.5
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index (Entire market)        6.2%       12.4%         7.5%
Lehman 10 Year Municipal Bond Index                4.0         9.9          6.4
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index                         2.8         5.9          5.3
--------------------------------------------------------------------------------
CPI
Consumer Price Index                               1.7%        3.3%         2.5%
--------------------------------------------------------------------------------
*Annualized.

Unemployment rose and consumer confidence--always tied tightly to the health of the job market--fell from historically high levels. Amid concerns that the downturn could lead to a recession, stock markets around the world declined. But bonds, bolstered by falling interest rates, recorded solid gains.
     Real gross domestic product (GDP), which tracks the inflation-adjusted production of goods and services, rose at an annualized rate of just 1.0% during the fourth quarter of 2000, down from an amazing pace of 8.3% a year earlier. Concerned that growth might disappear entirely, the Federal Reserve Board's Open Market Committee (FOMC) started a campaign to stimulate the economy, lowering its target for short-term interest rates by 50 basis points (0.50 percentage point) on January 3 in a rare move between its regularly scheduled meetings. Through the end of April, the FOMC enacted three more rate cuts of 50 basis points each. GDP growth for the first quarter of 2001 (+1.3%, annualized) also was lackluster.
     U.S. stocks remained volatile during the six months. Share prices for technology companies, in particular, were highly unstable: In the final two months of 2000, tech stocks continued to plummet from peaks reached in March of that year. They recovered a bit as the new year began, but then sank again on worries about earnings, valuations, and the economic outlook. For the half-year, the tech-dominated Nasdaq Composite Index declined -36.9%.
     The broader market followed a similarly bumpy path, but with smaller peaks and valleys. The Standard & Poor's 500 Index, which is dominated by large-capitalization stocks, had a total return of -12.1% for the half-year, consisting of a 0.5% return from dividend income and a -12.6% price decline. While dividends tend to be stable in the short run, stock prices are not. Prices are driven by two factors: expectations for corporate earnings and the amount investors are willing to pay for a dollar of those earnings (the price/earnings multiple). The chart below shows that investors have seen a double whammy in recent months--as projections of earnings growth and valuations have fallen simultaneously.
     However, there were pockets of strength in the U.S. stock market. Value stocks--those with below-average prices

EARNINGS, OPTIMISM TUMBLE

[BAR CHART]
[CORPORATE EARNINGS GROWTH SCALE 0% TO 30%]
[P/E RATIO SCALE 0 TO 36]

              CORPORATE EARNINGS  P/E RATIO OF
                         GROWTH*   THE S&P 500
----------------------------------------------
Dec. 1999                  21.1%          31.6
Mar. 2000                  22.2           29.9
Jan. 2000                  23.9           28.7
Sep. 2000                  24.7           28.5
Dec. 2000                    19             26
Mar. 2001                   8.8           23.8

Note: Figures are as of the end of each calendar quarter.
*Based on 12-month forward-earnings estimates for the S&P 500 Index.
Source: The Vanguard Group.

in relation to such measures as earnings and book value--performed well. Small- and mid-cap value stocks posted double-digit gains, while prices for large-cap value stocks were flat. Growth stocks of all sizes posted double-digit declines. The overall market, as represented by the Wilshire 5000 Index, returned -13.1% during the six months.
     Bonds delivered  solid returns during the half-year.  Yields of all but the longest-term issues declined, pushing most bond prices higher. The yield of 3-month Treasury bills fell the most--251 basis points--ending the period at 3.88%. The yield of the 10-year note declined 41 basis points to 5.34%. The Lehman Brothers Aggregate Bond Index, a measure of the overall market for taxable bonds, returned 6.2% during the six months.
                                                           ---------------------
                                                              EXPLORER BENEFITED
                                                                 FROM GOOD STOCK
                                                                   SELECTION AND
                                                                   A BROAD-BASED
                                                           APPROACH TO SMALL-CAP
                                                                  GROWTH STOCKS.
                                                           ---------------------
PERFORMANCE OVERVIEW
The Explorer Fund benefited from good stock selection and a broad-based approach to small-cap growth stocks. Compared with the Russell 2000 Growth Index, the fund was light on tech stocks on average during the period and more committed to "old economy" industries that posted solid returns--in particular, autos and financial services. Even in the hard-hit tech sector, the fund found shelter in some solid stock picks.
     Like their large-cap counterparts, small-cap tech stocks continued to plummet, taking down small-cap growth funds and the Russell 2000 Growth Index. Because Explorer allocated an average of just 23% of its assets to tech stocks--almost 5 percentage points less than the index weighting--it sidestepped some of the damage.
     The Explorer Fund also capitalized on its relatively large commitments to auto and financial services stocks, two of the best-performing sectors during the six months. As the Federal Reserve cut interest rates, financial services stocks turned in solid numbers. Despite economic weakness, low interest rates encouraged the American consumer to borrow and spend--good news for big-ticket purchases such as homes and autos.
     The fund's diversified posture has typically set it apart from rivals. The fund has tended to lag its peers during high-flying tech markets, but to lead the pack in tough times. In the fevered stock markets of the late 1990s, for example, the fund trailed tech-heavy funds. When tech stocks have cooled, as in the past year, the fund has posted rival-beating returns.
-----------------------
THE FUND HAS TENDED
TO LAG ITS AVERAGE
PEER DURING HIGH-FLYING
TECH MARKETS, BUT
TO LEAD THE PACK IN
TOUGH TIMES.
-----------------------
     Although the fund's five subadvisers, listed in the table on the next page, use different stock selection methodologies, together they've demonstrated the value of a broad-based approach to this highly volatile sector of the stock market.

FUND ASSETS MANAGED                                               April 30, 2001

                                                   $ Million          Percentage
--------------------------------------------------------------------------------
Granahan Investment Management, Inc.                  $1,566                 35%
Wellington Management Company, llp                     1,204                 27
Vanguard Quantitative Equity Group                       588                 13
Grantham, Mayo, Van Otterloo & Co. LLC                   531                 12
Chartwell Investment Partners                            406                  9
Cash Investments*                                        201                  4
--------------------------------------------------------------------------------
Total                                                 $4,496                100%
--------------------------------------------------------------------------------
*This cash is invested by The Vanguard Group in equity index futures to simulate investment in stocks; each adviser may also maintain a modest cash position.

IN SUMMARY
The past six months have highlighted the benefits of diversification. Technology and large-cap growth stocks have turned in the worst performance, while small-cap and value stocks have held up better. But in general, even relatively strong-performing stock funds such as Explorer have lost money.
     Meanwhile, bonds have offered some protection--a surprising turn of events to some observers, but not to us. After all, it wasn't long ago that commentators caught up in the late-1990s bull market were urging investors to dump bonds and put everything in large-cap growth stocks.
     The past year has also reminded us that the financial markets are uncertain. The best response to this ever-present uncertainty is to hold a balanced portfolio of stock funds, bond funds, and short-term investments in proportions appropriate for your goals, time horizon, financial situation, and risk tolerance. Once you have devised such a plan, stay the course. We thank you for entrusting your hard-earned dollars to us.


Sincerely,

/S/ JOHN J. BRENNAN

May 8, 2001

                                                      [PHOTO OF JOHN J. BRENNAN]
                                                                 JOHN J. BRENNAN
                                                                    CHAIRMAN AND
                                                         CHIEF EXECUTIVE OFFICER

REPORT
  from the Advisers

VANGUARD EXPLORER FUND recorded a -4.2% return during the six months ended April 30, 2001, the first half of our fiscal year. Although a decline is never good news, our return was much better than the average return of -17.7% for small-cap growth funds and the similar -17.3% return for our benchmark, the Russell 2000 Growth Index. The broad stock market, as measured by the Wilshire 5000 Index, declined -13.1% during the six months.
                                                 -------------------------------
                                                 INVESTMENT PHILOSOPHY
                                                 The fund reflects a belief that
                                                 superior long-term investment
                                                 results can be achieved
                                                 by selecting a diversified
                                                 group of small-company
                                                 stocks with prospects for
                                                 above-average growth.
                                                 -------------------------------
THE INVESTMENT ENVIRONMENT
In our letter six months ago, we wrote that "given the slowdown in the economy's growth rate and the caution we're hearing from corporate managements, we believe that earnings growth for small-cap companies will slow in the coming year." From today's vantage point, it's clear that our view was correct, but understated.
     Not only was there a slowing in both reported and expected earnings growth but also a contraction in the price/earnings multiples that the market had accorded small-cap growth companies. The result was a harsh, negative compounding effect on stock prices.
     In addition to a harsher economic environment, small companies faced great difficulty in raising capital, whether via stock offerings, bond issuance, or bank borrowing. For this reason, it paid to focus on companies with relatively strong balance sheets. Even though the Federal Reserve Board's efforts to revive the economy should result in better times in 2002, the near term remains challenging.

THE FUND'S SUCCESSES
Anticipating the slowdown helped us to cushion somewhat its impact on our holdings. Compared with many competing funds and the Russell 2000 Growth Index, we had a lighter commitment to technology stocks, with an average of 23% of fund assets invested in the sector, versus a 28% weighting for the index sector. Admittedly, our technology holdings declined a significant -36% during the six months, but that result was substantially better than the -45% return for the tech stocks in the index.
     Among our strong performers in the tech sector were Tekelec (communications equipment) and Mercury Computer Systems (digital signal processing systems).

     We also benefited from strong results from our health care holdings, including Genzyme and BioChem Pharma (biotechnology), Beverly Enterprises (nursing homes), Caremark Rx (manager of prescription drug programs), and Henry Schein (dental equipment supplier).
     Strong performers in the consumer group included Jones Apparel Group, Genesco (shoes), and Nautica Enterprises (apparel). On average, we invested about 4% of assets in the auto & transportation group, where we achieved a 20% return for the half-year. This was due in part to big gains for several trucking firms we held, including M.S. Carriers, Heartland Express, and Swift Transportation.

THE FUND'S SHORTFALLS
Although we outperformed our index benchmark in the technology and telecommunications groups, we had our fair share of clunkers in these sectors.
     Two poor performers--Remec (microwave equipment for wireless data and voice transmission) and DMC Stratex Networks (digital microwave radios)--had relatively  weak balance  sheets;  for such  companies  the market was extremely unforgiving. Frankly, we can see with hindsight that we didn't focus sufficiently on the market's sensitivity to financial strength.
     In the health care arena, pharmaceutical companies Celgene and Millennium Pharmaceuticals hurt our results relative to our benchmarks.

THE FUND'S POSITION
As of the end of the fiscal half-year, the fund's sector overweights compared with the Russell 2000 Growth Index were consumer discretionary (23% of fund assets, 20% of the index), auto & transportation (6% versus 2%), and health care (24% versus 23%). Our underweight positions were producer durables (8% of fund assets, 10% of the index) and materials & processing (3% versus 6%).
     We have been selectively buying tech-related companies, where we see intermediate-term opportunities for good gains. Among our recent purchases are the disk-drive makers Western Digital and Maxtor, as well as SonicWALL (network security), Polycom (voice- and videoconferencing gear), and StorageNetworks (data storage).
     Despite the market's tumble in the past year, small-cap stocks as a group can't be said to be cheap. However, despite the marked slowdown in economic activity and corporate earnings growth, we expect our holdings to post higher earnings this year than last year.

     Small-cap stock prices probably will remain quite volatile. Focusing on the strength of a company's balance sheet and its ability to ride out a difficult period will continue to be important.

Granahan Investment Management, Inc.
Wellington Management Company, LLP
Vanguard Quantitative Equity Group
Grantham, Mayo, Van Otterloo & Co. LLC
Chartwell Investment Partners

May 10, 2001

FUND PROFILE                                                As of April 30, 2001
  for Explorer Fund

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to both an unmanaged index that we consider a "best fit" for the fund and a broad market index. Key terms are defined on page 9.

PORTFOLIO CHARACTERISTICS
                                                                        WILSHIRE
                                           FUND         BEST FIT*           5000
--------------------------------------------------------------------------------
Number of Stocks                            799             1,203          6,557
Median Market Cap                         $1.1B             $0.9B         $37.0B
Price/Earnings Ratio                      38.4x             43.3x          26.9x
Price/Book Ratio                           3.1x              4.1x           3.7x
Yield                                      0.2%              0.3%           1.2%
Return on Equity                          13.7%             16.3%          22.7%
Earnings Growth Rate                      18.4%             21.5%          15.6%
Foreign Holdings                           1.8%              0.0%           0.0%
Turnover Rate                             68%**                --             --
Expense Ratio                           0.74%**                --             --
Cash Investments                           4.2%                --             --
--------------------------------------------------------------------------------

---------------------------------------------------
TEN LARGEST HOLDINGS
  (% of total net assets)

Maxtor Corp.                                   1.3%
  (computer technology)
Caremark Rx, Inc.                              1.2
  (health care)
Investment Technology Group, Inc.              1.0
  (securities brokers & services)
Callaway Golf Co.                              0.9
  (leisure)
Mettler-Toledo International Inc.              0.8
  (electronics)
Genzyme Corp.                                  0.8
  (pharmaceuticals)
Equity Residential Properties Trust REIT       0.8
  (real estate)
DENTSPLY International Inc.                    0.7
  (medical)
Clayton Homes Inc.                             0.6
  (materials & construction)
Coventry Health Care Inc.                      0.6
  (medical)
---------------------------------------------------
Top Ten                                        8.7%
---------------------------------------------------

----------------------------------------------------
VOLATILITY MEASURES
                                            WILSHIRE
                   FUND   BEST FIT*   FUND      5000
----------------------------------------------------
R-Squared          0.95        1.00   0.65      1.00
Beta               0.80        1.00   1.19      1.00
----------------------------------------------------

--------------------------------------------------------------------------------
SECTOR DIVERSIFICATION
  (% of common stocks)
                                                                        WILSHIRE
                                           FUND         BEST FIT*           5000
--------------------------------------------------------------------------------
Auto & Transportation                      5.5%              1.8%           2.1%
Consumer Discretionary                    22.6              19.6           13.7
Consumer Staples                           1.1               1.8            5.8
Financial Services                        10.4              10.4           19.1
Health Care                               23.7              22.5           13.1
Integrated Oils                            0.0               0.0            3.6
Other Energy                               5.4               7.1            3.3
Materials & Processing                     3.2               5.9            3.0
Producer Durables                          8.3              10.4            3.6
Technology                                18.5              18.4           18.0
Utilities                                  1.2               2.0            9.1
Other                                      0.1               0.1            5.6
--------------------------------------------------------------------------------

-----------------------------
INVESTMENT FOCUS
[GRAPHIC]

MARKET CAP              SMALL
STYLE                  GROWTH
-----------------------------

 *Russell 2000 Growth Index.
**Annualized.

                                                             [PHOTO OF COMPUTER]
                                                               VISIT OUR WEBSITE
                                                                WWW.VANGUARD.COM
                                                           FOR REGULARLY UPDATED
                                                               FUND INFORMATION.

GLOSSARY
  of Investment Terms

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the fund's "best fit" index benchmark and an overall market index. Each index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the index rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by the fund's "best fit" index benchmark and by an overall market index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY
  for Explorer Fund

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                     October 31, 1990-April 30, 2001
[BAR CHART SCALE -30% TO 75%]

                EXPLORER   RUSSELL 2000 GROWTH INDEX
                --------   -------------------------
1991                64.6                        66.5
1992                  13                        -0.4
1993                22.3                        27.7
1994                 4.5                        -0.9
1995                17.5                        20.6
1996                  18                        13.3
1997                18.9                        21.2
1998               -11.2                       -15.9
1999                25.1                        29.3
2000                42.6                        16.2
2001                -4.2                       -17.3
--------------------------------------------------------------------------------
*Six months ended April 30, 2001.
See Financial Highlights table on page 23 for dividend and capital gains information for the past five years.

FINANCIAL STATEMENTS
  April 30, 2001 (unaudited)

STATEMENT OF NET ASSETS
This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.
     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE^
EXPLORER FUND                                                SHARES        (000)
--------------------------------------------------------------------------------
COMMON STOCKS (90.9%)(3)
--------------------------------------------------------------------------------
AUTO & Transportation (5.0%)
*   Swift Transportation Co., Inc.                        1,216,050   $   22,144
*(1)Mesa Air Group Inc.                                   1,708,600       18,794
*(1)M.S. Carriers, Inc.                                     571,700       17,660
    Polaris Industries, Inc.                                432,600       16,742
    C.H. Robinson Worldwide, Inc.                           605,000       16,371
*   Heartland Express, Inc.                                 567,733       15,596
    Oshkosh Truck Corp.                                     394,100       15,362
*   EGL, Inc.                                               533,300       12,645
*   Atlas Air Worldwide Holdings, Inc.                      481,600       12,233
*   Easyjet Airline Co.                                   2,061,366       11,724
*(1)Mesaba Holdings, Inc.                                 1,036,500       11,526
*   Northwest Airlines Corp. Class A                        439,200       10,975
    Werner Enterprises, Inc.                                505,500       10,058
    Tidewater Inc.                                          201,500        9,444
    UAL Corp.                                               265,500        9,431
    Skywest, Inc.                                           132,700        3,517
*   Landstar System                                          50,300        3,285
*   AirTran Holdings, Inc.                                  325,100        3,023
*   Frontier Airlines, Inc.                                 110,250        1,657
    Wabash National Corp.                                   125,700        1,510
*   Forward Air Corp.                                        30,100        1,044
*   Stoneridge, Inc.                                        123,100        1,003
*   Hayes Lemmerz International, Inc.                        76,500          589
*   American Axle & Manufacturing Holdings, Inc.             14,700          193
                                                                      ----------
                                                                         226,526
                                                                      ----------
CONSUMER DISCRETIONARY (20.5%)
    Callaway Golf Co.                                     1,673,600       40,602
*   The Corporate Executive Board Co.                       789,850       26,255
*   Insight Communications Co., Inc.                        921,000       25,558
*   Pacific Sunwear of California                           840,200       23,408
*   Borders Group, Inc.                                   1,223,800       22,763
*(1)TETRA Technologies, Inc.                                810,300       22,243
    Pier 1 Imports Inc.                                   1,957,350       21,727
*   Six Flags, Inc.                                         919,600       20,176
*   Genesco, Inc.                                           641,000       18,333
*   Venator Group, Inc.                                   1,312,100       17,372
    E.W. Scripps Co. Class A                                268,500       17,242
*(1)LodgeNet Entertainment Corp.                            868,100       16,728
    Liz Claiborne, Inc.                                     327,400       16,095
    Blockbuster Inc. Class A                                833,600       15,547
*   Furniture Brands International Inc.                     683,300       15,490
*   Playboy Enterprises, Inc. Class B                     1,234,600       14,815
*   Coach, Inc.                                             442,000       14,338

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                                                                          MARKET
                                                                          VALUE^
EXPLORER FUND                                                SHARES        (000)
--------------------------------------------------------------------------------
    Regis Corp.                                             774,600   $   14,330
*   AnnTaylor Stores Corp.                                  509,800       13,892
*   Mohawk Industries, Inc.                                 422,400       13,796
*   Career Education Corp.                                  273,700       13,780
*   Abercrombie & Fitch Co.                                 386,000       12,854
*   Bally Total Fitness Holding Corp.                       445,700       12,212
*   Too Inc.                                                605,000       12,046
    Intrawest Corp.                                         638,900       11,992
*   Vans, Inc.                                              561,900       11,710
*   Edison Schools Inc.                                     579,300       11,169
    The Marcus Corp.                                        727,700       10,966
*   Insight Enterprises, Inc.                               403,050       10,761
*   Nautica Enterprises, Inc.                               580,500       10,664
*   Travelocity.com Inc.                                    348,700       10,444
*   Tweeter Home Entertainment Group, Inc.                  407,900       10,202
*   Quiksilver, Inc.                                        373,100       10,137
*   PETsMART, Inc.                                        2,270,000       10,102
*   Lands' End, Inc.                                        340,000       10,064
*   Timberland Co.                                          199,300        9,829
*   Corinthian Colleges, Inc.                               239,500        9,820
*   Men's Wearhouse, Inc.                                   372,700        9,485
*   Westwood One, Inc.                                      356,900        9,369
*   Pegasus Communications Corp. Class A                    386,970        9,214
    Wolverine World Wide, Inc.                              509,100        9,062
*   Tokyo Style Co., Ltd.                                   824,000        8,986
*   Rare Hospitality International Inc.                     309,000        8,637
*   Value Vision International, Inc. Class A                478,300        8,490
*   Lamar Advertising Co. Class A                           215,700        8,337
*   Metro-Goldwyn-Mayer Inc.                                400,500        8,182
    Phillips-Van Heusen Corp.                               545,000        8,175
    Dover Downs Entertainment, Inc.                         622,700        7,784
*   Expedia Inc.                                            285,500        7,426
*   Tommy Hilfiger Corp.                                    610,800        7,366
*   Key3Media Group, Inc.                                   730,000        7,300
*   United Natural Foods, Inc.                              476,500        6,652
*   American Eagle Outfitters, Inc.                         172,250        6,411
*   Heidrick & Struggles International, Inc.                232,700        5,876
*   Universal Electronics, Inc.                             306,000        5,863
*   Chico's Fas, Inc.                                       120,300        5,367
*   Hot Topic, Inc.                                         155,100        5,183
    Ruby Tuesday, Inc.                                      265,100        5,050
*   Direct Focus, Inc.                                      143,900        4,904
*   Education Management Corp.                              155,600        4,863
*   Copart, Inc.                                            209,700        4,804
*   Jack in the Box Inc.                                    178,400        4,722
*   Cost Plus, Inc.                                         197,400        4,698
*   Guitar Center, Inc.                                     244,600        4,501
*   Skechers U.S.A., Inc.                                   110,300        3,976
*   The Children's Place Retail Stores, Inc.                166,100        3,794
*   Rent-A-Center, Inc.                                      99,900        3,616
*   Watson Wyatt & Company Holdings                         188,500        3,534
    CBRL Group, Inc.                                        178,000        3,516
    Tupperware Corp.                                        158,900        3,499
*   Columbia Sportswear Co.                                  49,000        3,335
*   CEC Entertainment Inc.                                   63,200        3,239
*   ADVO, Inc.                                               96,500        3,135
*   DiamondCluster International, Inc.                      164,800        3,057
*   Tuesday Morning Corp.                                   218,000        2,880
*   Waste Connections, Inc.                                  98,700        2,808
*   Administaff, Inc.                                       107,500        2,592
*   The Cheesecake Factory                                   64,600        2,459
*   P.F. Chang's China Bistro, Inc.                          63,300        2,457
*   Lightbridge, Inc.                                       183,600        2,455
*   Renaissance Learning, Inc.                               67,000        2,446
    Strayer Education, Inc.                                  57,700        2,406
    Ethan Allen Interiors, Inc.                              62,950        2,235
*   MAXIMUS, Inc.                                            62,800        2,224
*   Wink Communications, Inc.                               482,500        2,186
*   Wilsons The Leather Experts Inc.                         98,350        2,176
*   THQ Inc.                                                 57,100        2,175
*   World Wrestling Federation Entertainment, Inc.          159,300        2,171
*   The Topps Co., Inc.                                     219,000        2,157
*   WMS Industries, Inc.                                    101,100        2,110
*   Prosoft Training.com                                    681,900        2,087
*   On Command Corp.                                        300,000        2,043
*   Oakley, Inc.                                             83,400        1,981
*   United Stationers, Inc.                                  69,400        1,976
*   SCP Pool Corp.                                           61,700        1,944
*   Bell & Howell Co.                                        73,100        1,901
    Landry's Seafood Restaurants, Inc.                      155,600        1,886
    Stewart Enterprises, Inc. Class A                       360,000        1,872
*   NPC International Class A                               173,200        1,819
*   Tetra Tech, Inc.                                         73,600        1,797
    Penton Media, Inc. Class A                               90,600        1,785
*   Mandalay Resort Group                                    75,100        1,784
*   Polo Ralph Lauren Corp.                                  68,200        1,773
*   R.H. Donnelley Corp.                                     60,500        1,724
    Harman International Industries, Inc.                    53,500        1,699
*   Learning Tree International, Inc.                        79,900        1,687
*   Buca, Inc.                                               80,000        1,652
*   Michaels Stores, Inc.                                    47,300        1,597
*   bebe stores, inc.                                        64,400        1,578
*   Factory 2-U Stores Inc.                                  60,300        1,571

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                                                                          MARKET
                                                                          VALUE^
                                                             SHARES        (000)
--------------------------------------------------------------------------------
*   InterTan, Inc.                                          110,700   $    1,552
*   Vail Resorts Inc.                                        75,600        1,550
*   Argosy Gaming Co.                                        55,000        1,535
    Midas Inc.                                               95,700        1,426
*   Aztar Corp.                                             109,700        1,423
*   Footstar Inc.                                            38,000        1,387
*   GoTo.com, Inc.                                           74,900        1,333
    Darden Restaurants Inc.                                  45,200        1,234
*   Professional Detailing, Inc.                             16,800        1,230
*   Sirius Satellite Radio, Inc.                            118,100        1,218
    Oshkosh B' Gosh, Inc. Class A                            44,800        1,213
*   Kenneth Cole Productions, Inc.                           42,200        1,198
*   O'Reilly Automotive, Inc.                                48,900        1,156
*   99 Cents Only Stores                                     39,850        1,155
*   On Assignment, Inc.                                      66,700        1,141
*   Dendrite International, Inc.                             94,500        1,137
    Alberto-Culver Co. Class B                               26,600        1,084
*   Stein Mart, Inc.                                         96,900        1,041
*   HotJobs.com Ltd.                                        206,700        1,038
*   Sylvan Learning Systems, Inc.                            50,000        1,011
*   Sonic Corp.                                              35,400          987
*   Dollar Tree Stores, Inc.                                 45,000          941
*   Martha Stewart Living Omnimedia, Inc.                    46,700          861
*   SITEL Corp.                                             340,200          854
*   Fossil, Inc.                                             44,900          842
*   Coldwater Creek Inc.                                     42,800          837
*   CoStar Group, Inc.                                       34,800          809
*   Mail-Well, Inc.                                         157,200          758
    Lee Enterprises, Inc.                                    24,200          753
*   Spherion Corp.                                           91,300          746
*   Navigant Consulting, Inc.                               115,300          709
*   QRS Corp.                                                79,100          700
*   kforce.com, Inc.                                        132,900          692
*   Rent-Way, Inc.                                           86,400          661
*   ITT Educational Services, Inc.                           16,400          584
*   Young Broadcasting Inc.                                  14,500          580
*   StarMedia Network, Inc.                                 235,900          578
*   MemberWorks, Inc.                                        23,100          569
*   GTech Holdings Corp.                                     16,600          541
*   The IT Group, Inc.                                      106,800          541
*   Penn National Gaming, Inc.                               30,600          499
*   Encompass Services Corp.                                 96,800          498
*   Isle of Capri Casinos, Inc.                              52,200          477
*   Hollywood Entertainment Corp.                           169,500          470
    Claire's Stores, Inc.                                    24,600          469
*   Concord Camera Corp.                                     71,000          458
*   Management Network Group Inc.                            90,000          446
*   Salton, Inc.                                             24,900          430
*   Pinnacle Entertainment, Inc.                             41,200          412
*   Group 1 Automotive, Inc.                                 21,400          396
*   ACTV, Inc.                                               93,700          347
*   Interliant Inc.                                         158,500          339
*   Ultimate Electronics, Inc.                               11,200          279
*   Zale Corp.                                                7,800          260
*   Jupiter Media Metrix, Inc.                              171,900          258
*   American Classic Voyager Co.                             26,100          248
*   Brightpoint, Inc.                                        56,700          224
    Polaroid Corp.                                           58,700          208
    Westpoint Stevens, Inc.                                  31,900          206
    Spiegel, Inc. Class A                                    21,800          145
*   Trans World Entertainment Corp.                          12,500          112
*   Rare Medium Group, Inc.                                  92,700          109
*   Netcentives Inc.                                        117,400           99
*   24/7 Media, Inc.                                        178,200           98
    The Stride Rite Corp.                                    12,800           95
*   Choice Hotel International, Inc.                          5,200           75
                                                                      ----------
                                                                         922,225
                                                                      ----------
CONSUMER STAPLES (1.0%)
    Fleming Cos., Inc.                                      771,000       22,745
*   Wild Oats Markets Inc.                                1,087,000        8,652
*   Hain Celestial Group, Inc.                              200,000        5,004
*   American Italian Pasta Co.                               61,400        2,186
*   Constellation Brands, Inc. Class A                       22,200        1,449
    Church & Dwight, Inc.                                    53,400        1,281
*   Del Monte Foods Co.                                     131,500        1,091
*   Performance Food Group Co.                               12,400          669
    Vector Group Ltd.                                        11,900          430
*   Triarc Cos., Inc. Class A                                10,000          256
                                                                      ----------
                                                                          43,763
                                                                      ----------
FINANCIAL SERVICES (9.4%)
*   Investment Technology Group, Inc.                       926,821       45,183
    Equity Residential Properties Trust REIT                675,500       35,456
    Sun Communities, Inc. REIT                              753,900       25,293
    Manufactured Home Communities, Inc. REIT                871,650       23,360
    Jefferies Group, Inc.                                   672,200       21,611
    Regency Centers Corp.                                   800,000       19,960
    Avalonbay Communities, Inc. REIT                        428,000       19,431
    Metris Cos., Inc.                                       632,800       18,984
*   Concord EFS, Inc.                                       405,175       18,861
*   AmeriCredit Corp.                                       309,300       14,339
    Legg Mason Inc.                                         275,000       13,164
    Annuity and Life Re (Holdings), Ltd.                    430,200       12,841
    Banco Latinoamericano de Exportaciones, SA              354,700       11,705
    Federal Realty Investment Trust REIT                    597,000       11,642
    Prentiss Properties Trust REIT                          387,000        9,810
*   Labranche & Co. Inc.                                    239,900        8,636
*   BISYS Group, Inc.                                       154,300        7,437

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                                                                          MARKET
                                                                          VALUE^
EXPLORER FUND                                                SHARES        (000)
--------------------------------------------------------------------------------
    Investors Financial Services Corp.                       84,100   $    6,017
*   Affiliated Computer Services, Inc. Class A               82,900        5,969
*   The InterCept Group, Inc.                               181,100        5,123
    Saul Centers, Inc. REIT                                 262,000        4,847
*   Global Payments Inc.                                    226,620        4,793
*   Barra, Inc.                                              86,250        3,971
    FactSet Research Systems Inc.                            95,800        3,401
    SEI Corp.                                                83,900        3,364
    John H. Harland Co.                                     138,700        3,013
*   Kronos, Inc.                                             78,900        2,685
    Brown & Brown, Inc.                                      61,000        2,586
    New York Community Bancorp, Inc.                         74,900        2,528
*   Affiliated Managers Group, Inc.                          44,900        2,524
    Cousins Properties, Inc. REIT                            89,400        2,329
*   Wit Soundview Group, Inc.                               760,600        2,267
*   Multex.com Inc.                                         140,700        2,251
    WestAmerica Bancorporation                               59,000        2,159
    John Nuveen Co. Class A                                  36,700        2,002
    Greater Bay Bancorp                                      72,200        1,972
*   Carreker Corp.                                           80,300        1,964
    Eaton Vance Corp.                                        59,200        1,912
*   Silicon Valley Bancshares                                74,400        1,864
    Doral Financial Corp.                                    57,500        1,863
    McGrath Rent Corp.                                       74,500        1,833
    Arthur J. Gallagher & Co.                                71,900        1,813
    Charles E. Smith Residential Realty, Inc. REIT           40,100        1,805
*   NextCard, Inc.                                          166,200        1,800
    First Midwest Bancorp                                    59,000        1,669
*   Southwest Bancorporation of Texas, Inc.                  47,000        1,575
    GBC Bancorp                                              56,700        1,409
*   Advent Software, Inc.                                    25,100        1,405
    Texas Regional Bancshares, Inc.                          38,060        1,370
    Heller Financial, Inc.                                   41,400        1,321
    UCBH Holdings, Inc.                                      47,600        1,315
    Commerce Bancorp, Inc.                                   19,000        1,311
    Fidelity National Financial, Inc.                        55,800        1,306
    First American Corp.                                     63,600        1,269
    National Data Corp.                                      43,200        1,238
*   Pinnacle Holdings Inc. REIT                             124,850        1,105
    Oriental Financial Group                                 72,700        1,083
    Hilb, Rogal and Hamilton Co.                             24,800          977
    Health Care Properties Investors REIT                    26,100          942
*   BlackRock, Inc.                                          25,300          855
    Sky Financial Group, Inc.                                42,100          789
    Mills Corp. REIT                                         30,438          646
*   XTRA Corp.                                               11,900          603
*   Triad Guaranty, Inc.                                     16,700          591
    United National Bancorp                                  29,600          585
*   Digital Insight Corp.                                    46,900          570
    LandAmerica Financial Group, Inc.                        16,700          501
    Sterling Bancshares, Inc.                                27,700          499
    Tucker Anthony Sutro Corp.                               23,900          497
    Trustco Bank                                             39,700          486
    Entertainment Properties Trust REIT                      25,800          408
    Alexandria Real Estate Equities, Inc. REIT               10,400          386
    Ventas, Inc. REIT                                        42,200          373
    Washington REIT                                          14,800          324
    First Source Corp.                                       15,385          298
    Independent Bank Corp.                                   15,300          242
    Mississippi Valley Bancshares, Inc.                       3,600          126
    Senior Housing Properties Trust REIT                      9,200          110
*   Harbor Global Company Ltd.                                5,180           39
                                                                      ----------
                                                                         424,591
                                                                      ----------
HEALTH CARE (21.5%)
*   Caremark Rx, Inc.                                     3,334,000       52,844
*   Genzyme Corp.                                           334,755       36,477
    DENTSPLY International Inc.                             778,900       30,516
*   Triad Hospitals, Inc.                                   980,067       30,137
*   Coventry Health Care Inc.                             1,351,200       27,740
*   Regeneron Pharmaceuticals, Inc.                         846,400       26,247
*   Health Net Inc.                                       1,106,900       23,854
*   Henry Schein, Inc.                                      620,000       23,820
*   Mid Atlantic Medical Services, Inc.                   1,096,400       22,290
*   Syncor International Corp.                              604,700       21,322
*   Chiron Corp.                                            425,000       20,404
*   Biogen, Inc.                                            285,000       18,428
    Bausch & Lomb, Inc.                                     420,000       17,934
*   BioChem Pharma Inc.                                     566,000       17,914
*   US Oncology, Inc.                                     1,933,600       17,306
*   Cardinal Health, Inc.                                   252,332       17,007
*   Varian Medical Systems, Inc.                            246,100       16,956
*(1)I-STAT Corp.                                            915,400       15,955
*   ImmunoGen, Inc.                                         790,300       15,782
*   Vertex Pharmaceuticals, Inc.                            406,000       15,655
*   Cubist Pharmaceuticals, Inc.                            501,200       15,597
*   Pharmacopeia, Inc.                                      788,000       15,366
*   Gilead Sciences, Inc.                                   300,000       14,694
*   Beverly Enterprises, Inc.                             2,006,500       14,647
    Mentor Corp.                                            566,500       13,030
    Arrow International, Inc.                               317,900       12,112
*   Invitrogen Corp.                                        163,000       11,493
*   AmeriSource Health Corp.                                212,400       11,470
*   Abgenix, Inc.                                           285,800       10,718
*   Affymetrix, Inc.                                        315,500       10,427
*(1)Matria Healthcare, Inc.                                 763,400       10,230

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                                                                          MARKET
                                                                          VALUE^
                                                             SHARES        (000)
--------------------------------------------------------------------------------
*   Laboratory Corp. of America Holdings                     71,470   $   10,077
*   Tularik, Inc.                                           464,000       10,060
*   Cephalon, Inc.                                          155,600        9,912
*   OSI Pharmaceuticals, Inc.                               191,800        9,847
*   Medarex, Inc.                                           398,000        9,516
*   Human Genome Sciences, Inc.                             145,000        9,313
*   Province Healthcare Co.                                 356,500        9,134
*   Cell Genesys, Inc.                                      573,000        9,065
*   AdvancePCS                                              156,300        9,003
*   Gene Logic Inc.                                         484,500        8,769
*   Sequenom, Inc.                                          627,100        8,159
*   Sangstat Medical Corp.                                  732,600        8,147
*   Express Scripts                                          94,375        8,012
*   Albany Molecular Research, Inc.                         235,600        7,428
*   Oxford Health Plan                                      230,400        7,165
*   LifePoint Hospitals, Inc.                               199,800        6,937
*   Pharmaceutical Product Development, Inc.                111,200        6,622
*   Community Health Systems, Inc.                          213,900        6,105
*   Sybron Dental Specialties, Inc.                         303,333        6,067
*   Allscripts Healthcare Solutions, Inc                  1,272,900        5,983
*   Myriad Genetics, Inc.                                   107,500        5,693
*   Applera Corp.-Celera Genomics Group                     136,800        5,643
*   Millennium Pharmaceuticals, Inc.                        140,112        5,212
*   Cerner Corp.                                            113,500        5,111
*   ISIS Pharmaceuticals, Inc.                              450,000        4,950
*   Barr Labs Inc.                                           83,150        4,819
*   IDEXX Laboratories Corp.                                176,100        4,774
*   Orthodontic Centers of America, Inc.                    168,000        4,578
*   Lincare Holdings, Inc.                                   88,300        4,404
*   Aviron                                                   88,300        4,345
*   NPS Pharmaceuticals Inc.                                142,400        4,300
*   Respironics, Inc.                                       134,900        4,282
*   CIMA Labs Inc.                                           75,975        4,258
*   Alkermes, Inc.                                          136,000        4,167
    Cooper Cos., Inc.                                        93,700        4,160
*   Priority Healthcare Corp. Class B                       116,700        4,059
*   Enzon, Inc.                                              65,100        3,881
*   Rehabcare Corp.                                         103,300        3,879
*   Sicor, Inc.                                             250,000        3,728
*   Varian, Inc.                                            113,900        3,681
*   AmSurg Corp.                                            190,900        3,598
*   Sunrise Assisted Living, Inc.                           150,700        3,392
*   AmeriPath, Inc.                                         128,400        3,205
*   Apria Healthcare                                        120,700        3,135
*   Immunomedics Inc.                                       209,900        2,871
*   DaVita, Inc.                                            160,800        2,830
*   Ebenx Inc.                                              659,900        2,772
*   Eclipsys Corp.                                          135,800        2,742
    Omnicare, Inc.                                          120,500        2,675
*   Titan Pharmaceuticals, Inc.                              70,800        2,496
*   Corvas International, Inc.                              237,550        2,404
*   PolyMedica Corp.                                         87,900        2,387
*   Endocare, Inc.                                          333,100        2,348
*   Cell Therapeutics, Inc.                                  90,800        2,265
*   Aurora Biosciences Corp.                                 95,400        2,213
*   CuraGen Corp.                                            66,900        2,201
    Bergen Brunswig Corp. Class A                           119,700        2,191
*   Impath, Inc.                                             67,300        2,105
*   Medicis Pharmaceutical Corp.                             41,800        2,077
*   ResMed Inc.                                              43,700        1,958
*   Noven Pharmaceuticals, Inc.                              89,500        1,922
    Diagnostic Products Corp.                                28,200        1,855
*   Accredo Health, Inc.                                     53,700        1,829
*   Emisphere Technologies, Inc.                            105,300        1,822
*   CV Therapeutics, Inc.                                    37,800        1,788
*   Inhale Therapeutic Systems                               53,500        1,782
*   Humana, Inc.                                            176,000        1,739
    Alpharma, Inc. Class A                                   75,300        1,703
*   Rightchoice Managed Care, Inc.                           41,600        1,689
*   Neurocrine Biosciences, Inc.                             66,300        1,681
*   Martek Biosciences Corp.                                105,400        1,613
*   Biosite Diagnostics, Inc.                                31,500        1,558
*   CryoLife Inc.                                            57,450        1,522
*   Neose Technologies, Inc.                                 50,500        1,377
*   Theragenics Corp.                                       170,300        1,374
*   Novoste Corp.                                            64,700        1,315
*   Corixa Corp.                                             84,651        1,232
*   Sunquest Information Systems, Inc.                       86,100        1,171
    Vital Signs, Inc.                                        28,200        1,123
*   Vical, Inc.                                              76,400        1,108
*   Nabi Corp.                                              175,300        1,104
*   Trimeris, Inc.                                           30,000        1,055
*   Bio-Technology General Corp.                            131,900        1,050
*   Cerus Corp.                                              18,600        1,033
*   Alexion Pharmaceuticals, Inc.                            42,000          980
*   Biopure Corp.                                            35,000          935
*   Alliance Pharmaceutical Corp.                           170,800          820
*   Pharmacyclics, Inc.                                      26,700          801
*   Sciclone Pharmaceuticals                                154,400          787
    Datascope Corp.                                          20,000          758
*   Per-Se Technologies, Inc.                               124,900          742
*   Sunrise Technologies International, Inc.                293,400          734
*   ArQule, Inc.                                             45,900          711
*   Thoratec Corp.                                           73,500          675

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE^
EXPLORER FUND                                                SHARES        (000)
--------------------------------------------------------------------------------
*   Transkaryotic Therapies, Inc.                            34,200   $      644
*   United Therapeutics Corp.                                53,300          640
*   Imatron, Inc.                                           313,500          605
*   NeoRx Corp.                                              87,000          590
*   Vasomedical, Inc.                                       155,300          581
*   Triangle Pharmaceuticals, Inc.                          105,600          558
*   Kos Pharmaceuticals, Inc.                                27,200          534
*   Molecular Devices Corp.                                  27,400          527
*   Ocular Sciences, Inc.                                    27,100          488
*   Closure Medical Corp.                                    24,900          486
*   Ligand Pharmaceuticals Inc. Class B                      40,000          465
*   K-V Pharmaceutical Co. Class B                           20,300          444
*   Genome Therapeutics Corp.                                56,300          417
*   Miravant Medical Technology                              46,400          348
*   ATS Medical, Inc.                                        42,400          343
*   Covance, Inc.                                            15,200          250
*   Res-Care, Inc.                                           46,700          210
*   Advanced Tissue Sciences Inc.                            51,400          205
*   Enzo Biochem, Inc.                                        7,350          163
*   Cardiac Science, Inc.                                    47,500          157
*   Neurogen Corp.                                            1,000           22
*   Endo Pharmaceuticals Warrants Exp. 3/31/2003             15,900            5
                                                                      ----------
                                                                         967,552
                                                                      ----------
OTHER ENERGY (5.0%)
    St. Mary Land & Exploration Co.                         984,900       24,475
*   Hanover Compressor Co.                                  547,500       19,928
    Coflexip ADR                                            175,000       12,731
*   Unit Corp.                                              572,200       11,593
*   Veritas DGC Inc.                                        331,100       10,761
*   National-Oilwell, Inc.                                  244,600        9,674
*   Core Laboratories N.V.                                  395,100        9,435
*   Chieftain International, Inc.                           287,900        8,896
    Cross Timbers Oil Co.                                   270,050        7,332
*   Patterson Energy, Inc.                                  191,800        6,611
*   UTI Energy Corp.                                        178,000        6,123
*   HS Resources Inc.                                       103,500        5,136
    Carbo Ceramics Inc.                                     115,500        5,079
*   Chesapeake Energy Corp.                                 575,700        4,778
*   Key Energy Services, Inc.                               338,900        4,463
    Pogo Producing Co.                                      147,000        4,353
*   Stone Energy Corp.                                       87,334        4,341
    Mitchell Energy & Development Corp. Class A              74,700        4,146
    Equitable Resources, Inc.                                50,900        4,071
    Vintage Petroleum, Inc.                                 191,900        3,965
*   Louis Dreyfus Natural Gas Corp.                         100,400        3,825
*   Swift Energy Co.                                        118,900        3,788
*   Marine Drilling Co., Inc.                               120,400        3,608
*   Horizon Offshore, Inc.                                  145,000        3,516
*   Forest Oil Corp.                                        105,000        3,418
*   Barrett Resources Corp.                                  47,600        3,063
*   Grey Wolf, Inc.                                         437,300        2,799
*   Plains Resources                                        100,300        2,432
    Consol Energy, Inc.                                      61,600        2,356
*   Seitel, Inc.                                            117,600        2,294
*   Spinnaker Exploration Co.                                49,700        2,261
*   FuelCell Energy, Inc.                                    31,800        2,191
    Cabot Oil & Gas Corp. Class A                            59,900        1,732
*   Aquila, Inc.                                             55,000        1,667
    Noble Affiliates, Inc.                                   36,600        1,591
    Penn Virginia Corp.                                      31,600        1,406
*   The Meridian Resource Corp.                             169,400        1,277
*   Houston Exploration Co.                                  37,900        1,232
*   Key Production Company, Inc.                             53,100        1,192
*   Newpark Resources, Inc.                                 127,300        1,180
*   Comstock Resources, Inc.                                101,400        1,095
*   Tom Brown, Inc.                                          42,300        1,083
*   Prima Energy Corp.                                       32,200        1,021
*   Superior Energy Services, Inc.                           83,000          988
*   Evergreen Resources, Inc.                                22,900          974
*   Nuevo Energy Co.                                         40,700          729
*   Clayton Williams Energy, Inc.                            35,900          695
*   EEX Corp.                                               140,500          583
*   Frontier Oil Corp.                                       34,800          421
*   Cal Dive International, Inc.                             14,800          415
                                                                      ----------
                                                                         222,723
                                                                      ----------
MATERIALS & Processing (3.0%)
    Granite Construction Co.                                604,950       15,535
    Cambrex Corp.                                           307,800       14,318
    Wellman, Inc.                                           732,800       13,667
*   Cytec Industries, Inc.                                  405,400       13,261
    Nagase & Co., Ltd.                                    2,100,000       10,349
    Valmont Industries, Inc.                                494,500        7,413
*   Shaw Group, Inc.                                        116,000        6,612
*   Yamato Kogyo Co., Ltd.                                1,527,000        6,610
*   Dal-Tile International Inc.                             209,700        3,125
*   Catellus Development Corp.                              187,800        3,052
*   Lone Star Technologies, Inc.                             56,400        2,972
    Precision Castparts Corp.                                70,200        2,623
*   Stillwater Mining Co.                                    84,900        2,595
*   Insituform Technologies Class A                          74,700        2,576
*   Freeport-McMoRan Copper & Gold Inc. Class B             180,300        2,553
    Delta & Pine Land Co.                                    97,500        2,330
    OM Group, Inc.                                           32,600        1,783
    Olin Corp.                                               80,500        1,525
*   Cabot Microelectronics Corp.                             23,800        1,524
*   Valence Technology                                      260,900        1,448
    Solutia, Inc.                                           111,900        1,421
*   Packaging Corp. of America                               95,200        1,345
    Ferro Corp.                                              58,900        1,229
    Georgia Gulf Corp.                                       65,400        1,201
*   Maverick Tube Corp.                                      47,000        1,147

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE^
                                                             SHARES        (000)
--------------------------------------------------------------------------------
    Carpenter Technology Corp.                               42,100   $    1,103
    N L Industries, Inc.                                     68,200        1,023
*   Paxar Corp.                                              84,500          995
    Spartech Corp.                                           53,400          961
*   W.R. Grace & Co.                                        450,900          739
*   Silgan Holdings, Inc.                                    52,900          725
    Reliance Steel & Aluminum Co.                            21,300          624
*   Scotts Co.                                               13,400          560
*   Buckeye Technology, Inc.                                 42,000          512
*   CoorsTek, Inc.                                           13,700          504
*   Cadiz Inc.                                               49,400          458
*   Agribrands International, Inc.                            7,700          418
*   Trex Co., Inc.                                           14,800          418
    Interface, Inc.                                          47,700          368
    WD-40 Co.                                                15,200          274
    Aptargroup Inc.                                           6,700          212
*   CB Richard Ellis Services, Inc.                          13,600          211
*   Energy Conversion Devices, Inc.                           6,600          179
*   Ivex Packaging Corp.                                      5,500           86
    Penn Engineering & Manufacturing Corp.                      200            8
                                                                      ----------
                                                                         132,592
                                                                      ----------
PRODUCER DURABLES (7.5%)
*   Mettler-Toledo International Inc.                       859,200       38,020
    Clayton Homes Inc.                                    2,053,500       28,584
*   Varian Semiconductor Equipment Associates, Inc.         444,800       20,261
*   Polycom, Inc.                                           600,600       13,952
*   Palm Harbor Homes, Inc.                                 703,108       12,656
*   Plantronics, Inc.                                       591,300       11,566
*   Alliant Techsystems, Inc.                               111,200       10,475
*   Zygo Corp.                                              246,600        9,050
*   Brooks Automation, Inc.                                 137,100        8,584
    Lindsay Manufacturing Co.                               455,750        8,523
    AGCO Corp.                                              949,100        8,257
*   NVR, Inc.                                                42,300        8,063
    Donaldson Co., Inc.                                     291,000        8,055
    United Dominion Industries Ltd.                         295,500        7,727
*   DuPont Photomasks, Inc.                                 127,075        7,091
*   Veeco Instruments, Inc.                                 131,800        6,618
    Newport News Shipbuilding Inc.                           90,300        5,838
*   Crown Castle International Corp.                        215,900        5,287
*   SpectraLink Corp.                                       510,200        5,173
*   SpeedFam-IPEC, Inc.                                     815,300        5,014
*   MKS Instruments, Inc.                                   197,900        4,989
*   Electro Scientific Industries, Inc.                     131,600        4,715
*   Triumph Group, Inc.                                     110,000        4,631
*   Therma-Wave Inc.                                        266,750        4,516
*   AstroPower, Inc.                                        100,000        4,188
*   Cymer, Inc.                                             126,100        4,142
*   Silicon Valley Group, Inc.                              117,100        3,702
    Graco, Inc.                                             130,800        3,584
    Helix Technology Corp.                                  115,600        3,584
    C & D Technology Inc.                                    99,000        3,513
*   Ultratech Stepper, Inc.                                 120,000        3,448
    Technitrol, Inc.                                        112,700        3,390
*   Powerwave Technologies, Inc.                            182,500        3,316
    Ametek Aerospace Products Inc.                          113,200        3,125
*   FEI Co.                                                 115,400        3,025
*   Advanced Energy Industries, Inc.                         83,600        2,902
*   Symmetricom Inc.                                        191,800        2,787
    Lennar Corp.                                             54,700        2,394
*   Tollgrade Communications, Inc.                           87,000        2,386
*   SBA Communications Corp.                                 68,500        2,335
*   LTX Corp.                                                85,500        2,302
*   LAM Research Corp.                                       77,000        2,279
*   FSI International, Inc.                                  209,200       2,092
*   ATMI, Inc.                                               78,200        2,059
*   Scott Technologies, Inc.                                 87,200        2,049
    D. R. Horton, Inc.                                       80,548        1,951
*   Artesyn Technologies, Inc.                              126,500        1,918
*   Photronics Labs Inc.                                     64,200        1,843
    Standard Pacific Corp.                                   77,200        1,575
    Cohu, Inc.                                               86,200        1,560
    Briggs & Stratton Corp.                                  36,300        1,470
    X-Rite Inc.                                             162,400        1,452
*   Kulicke & Soffa Industries, Inc.                         77,000        1,290
*   Metawave Communications Corp.                           309,500        1,145
*   Asyst Technologies, Inc.                                 60,000        1,113
    Applied Industrial Technology, Inc.                      56,600        1,070
    Belden, Inc.                                             44,600        1,053
*   Teledyne Technologies, Inc.                              79,700        1,048
*   Kent Electronics Corp.                                   46,900        1,013
*   Presstek, Inc                                            81,600          983
*   Rudolph Technologies, Inc.                               16,400          789
    General Cable Corp.                                      63,400          755
    MDC Holdings, Inc.                                       17,200          740
*   Mattson Technology, Inc.                                 41,800          734
    Ryland Group, Inc.                                       14,600          694
*   American Superconductor Corp.                            40,100          626
*   Vicor Corp.                                              24,900          623
*   Nanometrics Inc.                                         20,800          608
*   Electroglas, Inc.                                        38,400          601
*   Semitool, Inc.                                           53,100          578
*   Ibis Technology Corp.                                    26,100          475
*   Somera Communications, Inc.                              47,500          293
*   Robotic Vision Systems, Inc.                             94,500          276
*   Cable Design Technologies                                17,100          254
*   Tut Systems, Inc.                                        79,400          199

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE^
EXPLORER FUND                                                SHARES        (000)
--------------------------------------------------------------------------------
*   Orbital Sciences Corp.                                   43,200   $      186
*   Com21, Inc.                                              47,500           97
*   Wesco International, Inc.                                 9,200           69
    Woodhead Industries, Inc.                                 1,200           21
    Actuant Corp.                                             1,300           20
                                                                      ----------
                                                                         339,369
                                                                      ----------
TECHNOLOGY (16.8%)
*(1)Maxtor Corp.                                          7,317,984       58,398
*   Verity, Inc.                                          1,161,300       26,151
*   Western Digital Corp.                                 4,531,400       24,107
*   Avant! Corp.                                          1,140,000       22,219
*   Sensormatic Electronics Corp.                         1,336,800       19,384
*   Cirrus Logic                                          1,184,400       19,258
*   Ingram Micro, Inc. Class A                            1,303,200       18,870
*   IDX Systems Corp.                                       908,200       18,854
*   Tekelec                                                 571,900       17,843
*   Oak Technology, Inc.                                  1,384,557       15,424
*   Caminus Corp.                                           458,500       15,131
*   eSPEED, Inc.                                            542,600       14,541
*   Actel Corp.                                             616,400       14,208
*   Planar Systems, Inc.                                    505,600       11,811
*   MatrixOne, Inc.                                         478,100       11,494
*   SONICblue Inc.                                        2,300,000       11,247
*   Macromedia, Inc.                                        496,300       11,246
*   Ceridian Corp.                                          608,700       10,957
*   Anixter International Inc.                              413,100       10,885
*   Virata Corp.                                            745,500       10,139
*   SonicWALL, Inc.                                         567,500        9,982
*   Aeroflex, Inc.                                          657,150        9,798
*   Peregrine Systems, Inc.                                 372,300        9,598
*   Trimble Navigation Ltd.                                 581,650        9,557
*   SeaChange International, Inc.                           580,850        9,526
*   DMC Stratex Networks, Inc.                            1,233,100        9,458
*   Vignette Corp.                                        1,383,300        9,268
*   Exar Corp.                                              309,700        9,012
*   Semtech Corp.                                           299,900        8,628
*   Rational Software Corp.                                 330,900        8,011
*   Sipex Corp.                                             631,000        7,597
*   Mentor Graphics Corp.                                   288,200        7,583
*   BSQUARE Corp.                                           557,500        7,192
*   Liberate Technologies, Inc.                             730,000        7,147
*   Silicon Graphics, Inc.                                2,615,700        6,853
*   Hutchinson Technology, Inc.                             425,700        6,594
*   Interwoven, Inc.                                        447,200        6,547
*   AremisSoft Corp.                                        358,200        6,376
*   Aspen Technologies, Inc.                                289,950        6,106
*   Microtune, Inc.                                         500,000        6,025
*   Remec, Inc.                                             548,500        6,012
*   Netegrity, Inc.                                         147,850        5,913
*   Optimal Robotics Corp.                                  180,000        5,895
*   SERENA Software, Inc.                                   306,000        5,894
*   Documentum, Inc.                                        379,100        5,675
*   MetaSolv, Inc.                                          634,900        5,568
*   NetIQ Corp.                                             184,652        5,421
*   OpenTV Corp. Class A                                    585,300        5,186
*   Ditech Communications Corp.                             419,800        5,105
*   SBS Technologies, Inc.                                  243,800        4,876
*   Packeteer, Inc.                                         589,500        4,875
*   Maxwell Technologies, Inc.                              310,000        4,867
*   Advanced Fibre Communications, Inc.                     299,125        4,693
*   Iomega Corp.                                          1,301,600        4,412
*   Coherent, Inc.                                          108,800        4,298
*   Mercury Computer Systems, Inc.                           82,300        4,179
*   Electronics for Imaging, Inc.                           145,100        4,034
*   IntraNet Solutions, Inc.                                115,600        3,825
*   Actuate Software Corp.                                  294,600        3,685
*   Black Box Corp.                                          60,300        3,509
*   Netro Corp.                                             764,000        3,507
*   Microsemi Corp.                                          89,600        3,437
*   Digitas Inc.                                            767,400        3,415
*   Manugistics Group, Inc.                                  96,500        3,273
*   Cambridge Technology Partners                         1,025,000        3,106
*   StorageNetworks, Inc.                                   296,000        3,064
*   FileNet Corp.                                           210,600        2,948
*   Acxiom Corp.                                            186,000        2,822
*   Zebra Technologies Corp. Class A                         65,200        2,821
*   Cognizant Technology Solutions Corp.                     65,300        2,761
*   Adtran, Inc.                                            100,000        2,735
*   DDi Corp.                                               111,100        2,730
*   Advanced Digital Information Corp.                      136,500        2,692
*   Sapient Corp.                                           200,000        2,690
*   Integrated Silicon Solution, Inc.                       178,700        2,677
*   Mapinfo Corp.                                            81,400        2,562
*   JDA Software Group, Inc.                                164,000        2,455
*   Elantec Semiconductor, Inc.                              73,500        2,442
*   Diversinet Corp.                                        900,000        2,430
*   Alliance Semiconductor Corp.                            166,800        2,404
*   Parlex Corp.                                            206,300        2,224
*   HNC Software, Inc.                                       80,900        2,203
*   Moldflow Corp.                                          177,500        2,192
*   General Semiconductor, Inc.                             182,800        2,110
*   EXE Technologies, Inc.                                  290,000        2,105
*   Anaren Microwave, Inc.                                  121,800        2,071
*   internet.com Corp.                                      552,500        2,033
*   Retek Inc.                                               68,000        1,965
*   Agile Software Corp.                                    100,000        1,907
*   TTM Technologies, Inc.                                  287,500        1,834
*   Plexus Corp.                                             59,200        1,819
*   Progress Software Corp.                                 124,900        1,767
*   Informatica Corp.                                        64,400        1,626
*   Secure Computing Corp.                                  111,000        1,595
*   AXT, Inc.                                                49,700        1,562

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE^
                                                             SHARES        (000)
--------------------------------------------------------------------------------
    Newport Corp.                                            40,000   $    1,510
*   Symantec Corp.                                           23,000        1,491
    Keithley Instruments Inc.                                54,900        1,458
*   Manhattan Associates, Inc.                               43,000        1,430
*   CACI International, Inc.                                 40,700        1,362
*   Avid Technology, Inc.                                    77,800        1,350
*   Benchmark Electronics, Inc.                              52,900        1,349
*   Radiant Systems, Inc.                                    79,700        1,339
*   InterVoice-Brite, Inc.                                  123,600        1,284
*   Littelfuse, Inc.                                         47,500        1,273
*   Zomax Inc.                                              211,300        1,245
*   InFocus Corp.                                            62,600        1,221
*   iVillage Inc.                                         1,000,000        1,200
*   Interact Commerce Corp.                                  97,500        1,166
*   Systems & Computer Technology Corp.                     129,700        1,137
*   Remedy Corp.                                             61,300        1,075
*   ESS Technology, Inc.                                    145,800        1,005
*   Inet Technologies, Inc.                                 117,365          976
*   ANADIGICS, Inc.                                          54,700          971
*   Forrester Research, Inc.                                 41,400          957
*   MEMC Electronic Materials, Inc.                         121,900          944
*   Three-Five Systems, Inc.                                 57,600          919
*   SPSS, Inc.                                               68,900          895
*   Computer Network Technology Corp.                        86,300          872
*   Pericom Semiconductor Corp.                              48,100          865
*   Predictive Systems, Inc.                                365,600          826
*   Proxim, Inc.                                             56,700          789
*   ACT Manufacturing, Inc.                                  45,800          774
*   Sanchez Computer Associates, Inc.                        60,300          689
*   Pinnacle Systems, Inc.                                   62,300          662
*   Cyberoptics Corp.                                        65,350          655
*   Digital River, Inc.                                     120,800          634
*   Clarent Corp.                                            67,000          623
*   Glenayre Technologies, Inc.                             305,100          616
*   Ulticom, Inc.                                            29,900          607
*   II-VI, Inc.                                              36,700          586
*   MicroStrategy Inc.                                      126,400          574
*   Datastream Systems, Inc.                                 62,400          565
*   MCSi, Inc.                                               29,500          531
*   Excel Technology, Inc.                                   24,400          523
*   Adept Technology, Inc.                                   51,400          519
*   Digital Island Inc.                                     205,300          507
*   Supertex, Inc.                                           25,000          449
*   Borland Software Corp.                                   45,700          438
*   ZixIt Corp.                                              34,900          436
*   International FiberCom, Inc.                            109,800          424
*   CompuCom Systems, Inc.                                  195,500          416
*   Rainbow Technologies, Inc.                               68,800          372
*   Brio Technology, Inc.                                    58,300          353
*   LCC International, Inc. Class A                          61,000          353
*   Convera Corp.                                            48,000          352
*   Neon Communications, Inc.                                45,700          349
*   ONYX Software Corp.                                      85,300          343
*   Celeritek, Inc.                                          25,700          333
*   Juno Online Services, Inc.                              152,800          321
*   Technology Solutions Co.                                109,950          308
*   Globix Corp.                                             89,700          302
*   The TriZetto Group, Inc.                                 22,700          290
*   eGain Communications Corp.                               79,700          275
*   PurchasePro.com, Inc.                                    85,900          241
*   Intrusion.com, Inc.                                      51,200          230
*   Viant Corp.                                              87,800          227
*   Spectra-Physics Lasers, Inc.                             11,500          213
*   Marimba, Inc.                                            68,500          208
*   eXcelon Corp.                                           116,100          176
*   Natural Microsystems Corp.                               22,800          174
*   P-Com, Inc.                                             159,400          171
*   iBasis, Inc.                                             54,300          161
*   Interactive Intelligence Inc.                             5,900           91
                                                                      ----------
                                                                         754,911
                                                                      ----------
UTILITIES (1.1%)
*   Allegiance Telecom, Inc.                                747,600       13,449
*   Illuminet Holdings, Inc.                                338,285       10,137
*   General Communication, Inc.                             699,500        6,617
*   Focal Communications Corp.                              573,335        3,715
*   Mediacom Communications Corp.                           132,500        2,683
*   Price Communications Corp.                              120,200        2,166
*   Leap Wireless International, Inc.                        45,500        1,586
*   Commonwealth Telephone Enterprises, Inc.                 43,840        1,484
*   NTELOS Inc.                                              58,400        1,175
    Black Hills Corp.                                        22,700        1,166
*   Rural Cellular Corp. Class A                             30,500        1,141
    Hickory Tech Corp.                                       46,300          715
*   Covanta Energy Corp.                                     35,700          660
*   Adelphia Business Solutions, Inc.                       123,200          524
    Otter Tail Corp.                                         17,400          470
*   Metricom                                                106,100          353
*   ITC DeltaCom, Inc.                                       64,400          344
*   Talk America Holdings, Inc.                             122,000          251
*   Motient Corp.                                           125,700          134
*   Teligent, Inc.                                          133,300           92
                                                                      ----------
                                                                          48,862
                                                                      ----------
OTHER (0.1%)
    Teleflex Inc.                                            49,700        2,431
    Carlisle Co., Inc.                                       20,500          757
    U.S. Industries, Inc.                                   129,600          662
                                                                      ----------
                                                                           3,850
                                                                      ----------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $3,680,664)                                                    4,086,964
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                               FACE       MARKET
                                                             AMOUNT       VALUE^
EXPLORER FUND                                                 (000)        (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (10.6%)(3)
--------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.
(2) 4.18%, 7/26/2001                                       $  7,000  $    6,932
(2) 4.63%, 7/12/2001                                         12,000      11,901
U.S. Treasury Bill
(2) 4.55%, 6/7/2001                                           1,000         996
Repurchase Agreements
Collateralized by U.S. Government Obligations in a Pooled
    Cash Account
    4.54%, 5/1/2001--Note G                                  53,340      53,340
    4.56%, 5/1/2001                                         401,389     401,389
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
    (COST $474,545)                                                     474,558
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.5%)
    (COST $4,155,209)                                                 4,561,522
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.5%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                     30,406
Liabilities--Note G                                                     (96,211)
                                                                      ----------
                                                                        (65,805)
                                                                      ----------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 75,762,883 outstanding $.001
    par value shares of beneficial interest
    (unlimited authorization)                                        $4,495,717
================================================================================

NET ASSET VALUE PER SHARE                                                $59.34
================================================================================
^See Note A in Notes to Financial Statements.
*Non-income-producing security.
(1)Considered an affiliated company as the fund owns more than 5% of the outstanding voting securities of such company. The total market value of investments in affiliated companies was $171,534,000.
(2)Securities with a value of $19,829,000 have been segregated as initial margin for open futures contracts.
(3)The fund invests a portion of its reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 95.8% and 5.7%, respectively, of net assets. See Note F in Notes to Financial Statements.
REIT--Real Estate Investment Trust.

--------------------------------------------------------------------------------
                                                             AMOUNT         PER
                                                              (000)       SHARE
--------------------------------------------------------------------------------
AT APRIL 30, 2001, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                          $4,263,425      $56.28
Undistributed Net Investment Income                             744         .01
Accumulated Net Realized Losses                            (185,046)      (2.49)
Unrealized Appreciation--Note F
    Investment Securities                                   406,313        5.41
    Futures Contracts                                        10,118         .13
    Forward Currency Contracts                                  163          --
--------------------------------------------------------------------------------
NET ASSETS                                               $4,495,717      $59.34
================================================================================

STATEMENT OF OPERATIONS
This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If the fund invested in futures or forward currency contracts during the period, the results of these investments are shown separately.

--------------------------------------------------------------------------------
                                                                  EXPLORER FUND
                                                SIX MONTHS ENDED APRIL 30, 2001
                                                                          (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends                                                             $ 7,814
  Interest                                                               13,203
  Security Lending                                                        1,363
--------------------------------------------------------------------------------
    Total Income                                                         22,380
--------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees--Note B
    Basic Fee                                                             3,717
    Performance Adjustment                                                1,495
  The Vanguard Group--Note C
    Management and Administrative                                        10,412
    Marketing and Distribution                                              260
  Custodian Fees                                                             93
  Auditing Fees                                                               8
  Shareholders' Reports                                                     109
  Trustees' Fees and Expenses                                                 5
--------------------------------------------------------------------------------
    Total Expenses                                                       16,099
    Expenses Paid Indirectly--Note D                                       (120)
--------------------------------------------------------------------------------
    Net Expenses                                                         15,979
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                     6,401
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold*                                          (152,432)
  Futures Contracts                                                     (42,762)
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                               (195,194)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                                                 (34,769)
  Futures Contracts                                                      23,150
  Forward Currency Contracts                                                163
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                        (11,456)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS       $(200,249)
================================================================================
*Realized net gain from affiliated companies was $2,536,000.

STATEMENT OF CHANGES IN NET ASSETS
This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------
                                                          EXPLORER FUND
                                                 -------------------------------
                                                    SIX MONTHS             YEAR
                                                         ENDED            ENDED
                                                 APR. 30, 2001    OCT. 31, 2000
                                                         (000)            (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                                $ 6,401         $ 13,920
  Realized Net Gain (Loss)                            (195,194)       1,010,358
  Change in Unrealized Appreciation (Depreciation)     (11,456)          21,315
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                       (200,249)       1,045,593
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                (15,048)          (9,304)
  Realized Capital Gain                               (837,305)        (324,836)
--------------------------------------------------------------------------------
    Total Distributions                               (852,353)        (334,140)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
  Issued                                               763,073        2,299,593
  Issued in Lieu of Cash Distributions                 839,328          329,593
  Redeemed                                            (619,924)      (1,258,958)
--------------------------------------------------------------------------------
    Net Increase (Decrease) from Capital Share
      Transactions                                     982,477        1,370,228
--------------------------------------------------------------------------------
  Total Increase (Decrease)                            (70,125)       2,081,681
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                                4,565,842        2,484,161
--------------------------------------------------------------------------------
  End of Period                                     $4,495,717       $4,565,842
================================================================================

(1)Shares Issued (Redeemed)
  Issued                                                12,346           30,217
  Issued in Lieu of Cash Distributions                  14,653            5,360
  Redeemed                                             (10,322)         (16,891)
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Shares Outstanding       16,677           18,686
================================================================================

FINANCIAL HIGHLIGHTS
This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

-----------------------------------------------------------------------------------------------------
                                                                       EXPLORER FUND
                                                                   YEAR ENDED OCTOBER 31,
FOR A SHARE OUTSTANDING          SIX MONTHS ENDED   -------------------------------------------------
THROUGHOUT EACH PERIOD             APRIL 30, 2001      2000      1999       1998       1997     1996
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIO        $77.28    $61.49    $49.60     $62.31     $55.44   $51.05
-----------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                       .10       .25       .21        .21        .26      .26
  Net Realized and Unrealized Gain
    (Loss) on Investments                   (3.88)    23.80     12.18      (6.82)      9.71     8.37
-----------------------------------------------------------------------------------------------------
    Total from Investment Operations        (3.78)    24.05     12.39      (6.61)      9.97     8.63
-----------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income       (.25)     (.23)     (.20)      (.25)      (.27)    (.24)
  Distributions from Realized Capital
    Gains                                  (13.91)    (8.03)     (.30)     (5.85)     (2.83)   (4.00)
-----------------------------------------------------------------------------------------------------
    Total Distributions                    (14.16)    (8.26)     (.50)     (6.10)     (3.10)   (4.24)
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD             $59.34    $77.28    $61.49     $49.60     $62.31   $55.44
=====================================================================================================

TOTAL RETURN                               -4.23%    42.56%    25.14%    -11.22%     18.93%   17.97%
=====================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)     $4,496    $4,566    $2,484     $2,196     $2,550   $2,186
  Ratio of Total Expenses to
    Average Net Assets                     0.74%*     0.71%     0.74%      0.62%      0.62%    0.63%
  Ratio of Net Investment Income to
    Average Net Assets                     0.30%*     0.36%     0.36%      0.37%      0.45%    0.51%
  Portfolio Turnover Rate                    68%*      123%       79%        72%        84%      51%
=====================================================================================================
*Annualized.

NOTES TO FINANCIAL STATEMENTS
Vanguard Explorer Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.
     1. Security Valuation: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Security prices denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International in the calculation of its indexes. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.
     2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.
     3. Repurchase Agreements: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
     4. Futures and Forward Currency Contracts: The fund uses S&P MidCap 400 and Russell 2000 Index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.
     The fund also enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund's risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts.
     Futures and forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.
     5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.
     6. Other: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Granahan Investment Management, Inc., Wellington Management Company, llp, Chartwell Investment Partners, and Grantham, Mayo, Van Otterloo & Co. LLC provide investment advisory services to the fund for fees calculated at an annual percentage rate of average net assets. The basic fees of Granahan, Wellington, and Chartwell are subject to quarterly adjustments based on performance for the preceding three years relative to the Small Company Growth Fund Stock Index (an index of the stocks held by the largest small-capitalization stock mutual funds). The basic fee of Grantham, Mayo, Van Otterloo is subject to quarterly adjustments based on performance relative to the Russell 2000 Growth Index.
     The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $88,000 for the six months ended April 30, 2001.
     For the six months ended April 30, 2001, the aggregate investment advisory fee represented an effective annual basic rate of 0.17% of the fund's average net assets before an increase of $1,495,000 (0.07%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At April 30, 2001, the fund had contributed capital of $800,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.8% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisers to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. The fund's custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended April 30, 2001, directed brokerage and custodian fee offset arrangements reduced expenses by $91,000 and $29,000, respectively. The total expense reduction represented an effective annual rate of 0.01% of the fund's average net assets.

E. During the six months ended April 30, 2001, the fund purchased $1,506,594,000 of investment securities and sold $1,354,651,000 of investment securities, other than temporary cash investments.

F. At April 30, 2001, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $406,313,000, consisting of unrealized gains of $865,614,000 on securities that had risen in value since their purchase and $459,301,000 in unrealized losses on securities that had fallen in value since their purchase.
     At April 30, 2001, the aggregate settlement value of open futures contracts expiring in June 2001 and the related unrealized appreciation were:

--------------------------------------------------------------------------------
                                                                (000)
                                                     ---------------------------
                                                      AGGREGATE
                                     NUMBER OF       SETTLEMENT       UNREALIZED
FUTURES CONTRACTS               LONG CONTRACTS            VALUE     APPRECIATION
--------------------------------------------------------------------------------
S&P MidCap 400 Index                       196         $ 50,220            $ 920
Russell 2000 Index                         690          168,084            9,198
--------------------------------------------------------------------------------

     At April 30, 2001, the fund had open forward currency contracts to deliver foreign currency in exchange for U.S. dollars as follows:

--------------------------------------------------------------------------------
                                                   (000)
                            ----------------------------------------------------
                              CONTRACT AMOUNT
                            -------------------
                             FOREIGN       U.S.      MARKET VALUE     UNREALIZED
CONTRACT SETTLEMENT DATE    CURRENCY    DOLLARS   IN U.S. DOLLARS   APPRECIATION
--------------------------------------------------------------------------------
Deliver:
  6/28/2001     JPY        2,460,000    $20,212           $20,049           $163
--------------------------------------------------------------------------------
JPY--Japanese yen.

G. The market value of securities on loan to broker/dealers at April 30, 2001, was $48,772,000, for which the fund held cash collateral of $53,340,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

THE VANGUARD(R)
   FAMILY OF FUNDS

STOCK FUNDS
500 Index Fund
Calvert Social Index(TM) Fund
Capital Opportunity Fund
Convertible Securities Fund
Developed Markets Index Fund
Emerging Markets Stock
   Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer(TM) Fund
Extended Market Index Fund
Global Equity Fund
Gold and Precious Metals Fund
Growth and Income Fund
Growth Equity Fund
Growth Index Fund
Health Care Fund
Institutional Developed Markets
   Index Fund
Institutional Index Fund
International Growth Fund
International Value Fund
Mid-Cap Index Fund
Morgan(TM) Growth Fund
Pacific Stock Index Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund
Small-Cap Index Fund
Small-Cap Value Index Fund
Strategic Equity Fund
Tax-Managed Capital
   Appreciation Fund
Tax-Managed Growth and
   Income Fund
Tax-Managed International Fund
Tax-Managed Small-Cap Fund
Total International Stock
   Index Fund
Total Stock Market Index Fund
U.S. Growth Fund
U.S. Value Fund
Utilities Income Fund
Value Index Fund
Windsor(TM) Fund
Windsor(TM) II Fund

BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
LifeStrategy(R) Conservative
   Growth Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate
   Growth Fund
STAR (TM) Fund
Tax-Managed Balanced Fund
Wellesley(R) Income Fund
Wellington(TM) Fund

BOND FUNDS
Admiral(TM) Intermediate-Term
   Treasury Fund
Admiral(TM) Long-Term
   Treasury Fund
Admiral(TM) Short-Term
   Treasury Fund
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Inflation-Protected Securities Fund
Insured Long-Term
   Tax-Exempt Fund
Intermediate-Term Bond
   Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term
   Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds
   (California, Florida, Massachusetts, New Jersey,
   New York, Ohio, Pennsylvania)
Total Bond Market Index Fund

MONEY MARKET FUNDS
Admiral(TM) Treasury Money
   Market Fund
Federal Money Market Fund
Prime Money Market Fund
State Tax-Exempt Money Market
   Funds (California, New Jersey,
   New York, Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund

VARIABLE ANNUITY PLAN
Balanced Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High-Grade Bond Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio

For information about Vanguard funds and our variable annuity plan, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600. Read it carefully before you invest or send money.

THE PEOPLE
  Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.
     The majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.
     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/ directors; and electing Vanguard officers. The list below provides a brief description of each trustee's professional affiliations. The year in which the trustee joined the Vanguard board is noted in parentheses.

--------------------------------------------------------------------------------
TRUSTEES
JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

CHARLES D. ELLIS (2001) Retired Managing Partner of Greenwich Associates; Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson*Merck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Argentaria, Gestion, BKF Capital, The Jeffrey Co., NeuVis, Inc., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON (1985) Retired Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of AmeriSource Health Corporation, Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.

--------------------------------------------------------------------------------
OTHER FUND OFFICERS
RAYMOND J. KLAPINSKY, Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

--------------------------------------------------------------------------------
VANGUARD MANAGING DIRECTORS
R. GREGORY BARTON, Legal Department.
ROBERT A. DISTEFANO, Information Technology.
JAMES H. GATELY, Direct Investor Services.
KATHLEEN C. GUBANICH, Human Resources.
IAN A. MACKINNON, Fixed Income Group.
F. WILLIAM MCNABB, III, Institutional Investor Group.
MICHAEL S. MILLER, Planning and Development.
RALPH K. PACKARD, Chief Financial Officer.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
                           JOHN C. BOGLE
           Founder; Chairman and Chief Executive, 1974-1996.

                                                     [SHIP GRAPHIC]
                                                     THE VANGUARD GROUP(R) LOGO
                                                     Post Office Box 2600
                                                     Valley Forge, PA 19482-2600

ABOUT OUR COVER

Our cover art evokes both Vanguard's rich past and the course we've set for the future--our determination to provide superior investment performance and top-notch service. The image is based on two works: a painting titled The First Journey of 'Victory,' by the English artist W.L. Wyllie (1851-;1931), and a sculpture of a compass rose on Vanguard's campus near Valley Forge, Pennsylvania.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

Standard & Poor's(R), S&P(R), S&P 500(R), Standard & Poor's 500, 500, S&P MidCap 400, and S&P SmallCap 600 are trademarks of The McGraw-Hill Companies, Inc. All other index names may contain trademarks and are the exclusive property of their respective owners.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR
ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR
SERVICES
1-800-523-1036

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.



(C)2001 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q242 062001